First Amendment to Second Amended and Restated Loan
and Security Agreement

This First Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of November 26, 2008, is by and among the lenders identified on the signature pages hereto (the “Lenders”), Wells Fargo Bank, National Association, a national banking association, as the arranger, administrative agent and security trustee for the Lenders (in such capacity, the “Agent”), Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company incorporated under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower and UK Borrower, each individually referred to herein as a “Borrower” and collectively, as the “Borrowers”).

Recitals

A. Lenders, Agent, Borrowers and the other Obligors (as defined hereafter) identified on the signature pages thereto have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 30, 2007 (the “Loan and Security Agreement”).

B. Borrowers have requested that Lenders and Agent amend certain financial covenants and other terms and provisions of the Loan and Security Agreement.

C. In response to the requests of Borrowers, and in reliance upon the representations made in support thereof, and the other terms and provisions of this Amendment, the parties hereto desire to amend the Loan and Security Agreement as set forth herein and on the terms and conditions contained herein.

Now, Therefore, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. Defined Terms. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Loan and Security Agreement.

2. Amendments to Loan and Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the following amendments to the Loan and Security Agreement shall be effective as of the Effective Date (notwithstanding the date of execution of this Amendment) and for the periods thereafter:

(a) Amendments to Section 1.1.

(i) The definition of “Aggregate Accounts Receivable” is hereby deleted in its entirety and the following is substituted therefor:

“Aggregate Accounts Receivable” means, as of any date of determination, the aggregate amount of Accounts owing to any of Parent and its Subsidiaries, which were created in the ordinary course of such Person’s business and arise out of the sale of goods or rendition of services by such Person.

(ii) The definition of “Aggregate Unrestricted Cash Equivalents” is hereby deleted in its entirety and the following is substituted therefor:

“Aggregate Unrestricted Cash Equivalents” means, as of any date of determination, the aggregate amount of cash and Cash Equivalents which are unrestricted in accordance with GAAP and owned by any of Parent or its Subsidiaries.

(iii) The definition of “Base Rate” is hereby deleted in its entirety and the following is substituted therefor:

“Base Rate” means, for any day, a fluctuating rate equal to the highest of: (i) the Prime Rate in effect on such day, (ii) a rate determined by Agent to be one and one-half percent (1.50%) above Daily One Month LIBOR in effect on such day, and (iii) the Federal Funds Rate plus one and one-half percent (1.50%).

(iv) The definition of “Base Rate Margin” is hereby deleted in its entirety and the following is substituted therefor:

“Base Rate Margin” means two hundred basis points (2.00%).

(v) The following definition of “Current Liabilities” is hereby added to Section 1.1 in its appropriate alphabetical order:

“Current Liabilities” means, current liabilities as determined in accordance with GAAP.

(vi) The following definition of “Daily One Month LIBOR” is hereby added to Section 1.1 in its appropriate alphabetical order:

“Daily One Month LIBOR” means, for any day, the rate of interest equal to the LIBOR Rate then in effect for delivery for a one (1) month Interest Period.

(vii) The following definition of “Federal Funds Rate” is hereby added to Section 1.1 in its appropriate alphabetical order:

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers for the immediately preceding day, as published by the Federal Reserve Bank of New York; provided that if no such rate is so published on any day, then the Federal Funds Rate for such day shall be the rate most recently published.

(viii) The following definition of “First Amendment Adjusted EBITDA” is hereby added to Section 1.1 in its appropriate alphabetical order:

“First Amendment Adjusted EBITDA” means, with respect to any period, Parent and its Subsidiaries’ Consolidated Net Income, minus, without duplication and to the extent included in determining such Consolidated Net Income, extraordinary gains and interest income, plus, without duplication and to the extent excluded in determining such Consolidated Net Income, (i) extraordinary or other non-recurring non-cash losses or charges, including any non-cash charges for stock-based compensation expenses, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, and (v) aggregate cash restructuring expenses in an amount not to exceed $5,000,000 for the period from August 30, 2008 through and including April 30, 2010, in each case for such period, as determined in accordance with GAAP.

(ix) The following definition of “First Amendment Adjusted Quick Ratio” is hereby added to Section 1.1 in its appropriate alphabetical order:

“First Amendment Adjusted Quick Ratio” means, as of any date of determination, the ratio of (i) the sum of Aggregate Accounts Receivable plus Aggregate Unrestricted Cash Equivalents to (ii) the sum of the Maximum Revolver Amount plus, without duplication, Current Liabilities.

(x) The following definition of “Funded Debt to First Amendment Adjusted EBITDA Ratio” is hereby added to Section 1.1 in its appropriate alphabetical order:

“Funded Debt to First Amendment Adjusted EBITDA Ratio” means, as of any date of determination, the ratio of Funded Debt on such date to First Amendment Adjusted EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

(xi) The definition of “LIBOR Rate Margin” is hereby deleted in its entirety and the following is substituted therefor:

“LIBOR Rate Margin” means three hundred basis points (3.00%).

(xii) The definition of “Maximum Revolver Amount” is hereby deleted in its entirety and the following is substituted therefor:

“Maximum Revolver Amount” means Thirty-Five Million Dollars ($35,000,000).

(xiii) The following definition of “Prime Rate” is hereby added to Section 1.1 in its appropriate alphabetical order:

“Prime Rate” means, the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

(b) Amendment to Section 2.11(a). Section 2.11(a) of the Loan and Security Agreement is hereby deleted in its entirety and the following is substituted therefor:

(a) Unused Line Fee. On the first day of each quarter during the term of this Agreement in arrears, an unused line fee in the amount equal to fifty basis points (0.50%) per annum times (i) the Maximum Revolver Amount, less (ii) the sum of the following, with each average determined as of the immediately preceding quarter: (1) the average Daily Balance of US Borrower Advances plus (2) the average Daily Balance of the US Borrower Letter of Credit Usage plus (3) the average Daily Balance of UK Borrower Advances plus (4) the average Daily Balance of the UK Borrower Letter of Credit Usage plus (5) the average Daily Balance of PR Borrower Advances plus (6) the average Daily Balance of the PR Borrower Letter of Credit Usage,

(c) Amendments to Section 2.12.

(i) Section 2.12(a)(ii) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(ii) the US Borrower Letter of Credit Usage would exceed $10,000,000 less the PR Borrower Letter of Credit Usage less the UK Borrower Letter of Credit Usage, or

(ii) Section 2.12(b)(ii) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(ii) the UK Borrower Letter of Credit Usage would exceed $10,000,000 less the PR Borrower Letter of Credit Usage less the US Borrower Letter of Credit Usage, or

(iii) Section 2.12(c)(ii) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(ii) the PR Borrower Letter of Credit Usage would exceed $10,000,000 less the US Borrower Letter of Credit Usage less the UK Borrower Letter of Credit Usage, or

(d) Amendment to Section 7.10. Section 7.10 of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

7.10 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of any Obligor’s Stock, of any class, whether now or hereafter outstanding (any such distribution or payment, a Restricted Payment”), except that:

(a) any Obligor or any Subsidiary may pay dividends with respect to its Stock payable solely in additional shares of its common stock;

(b) any Obligor may pay dividends to any other Obligor; and any Subsidiary that is not an Obligor may pay dividends to an Obligor;

(c) any Obligor or any Subsidiary may make Restricted Payments to (i) purchase or redeem its Stock in connection with and pursuant to the terms of employee benefit and stock option plans, (ii) pay taxes, franchise fees and other fees to maintain its existence and provide for other operating costs or (iii) make loans or advances to employees in the ordinary course of business for costs and expenses incurred in connection with any such employee’s employment in accordance with past practices;

(d) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, any Obligor may make Restricted Payments that constitute fees permitted by Section 7.13(d), (e) or (f); and

(e) so long as no Event of Default exists prior to or immediately following such action or otherwise results from such action, Parent may make Restricted Payments to purchase, redeem or otherwise acquire shares of its Stock, provided that the amount of such purchase, redemption or acquisition shall not exceed, together with the amount of all previous purchases, redemptions or acquisitions of Parent’s Stock occurring under this Section 7.10 (other than subsection (c) hereof), $10,000,000 provided further, that no Restricted Payments made under this Section 7.10(e), shall be made with the proceeds of any Advance or other borrowing occurring under this Agreement.

(e) Amendment to Section 7.14. Section 7.14 of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

Repayment of Senior Secured Notes; Purchase of Senior Secured Notes. (a) Cause, permit or otherwise allow Smart Modular Technologies (WWH), Inc., the Guarantors or any Subsidiaries of any of the foregoing to cause a voluntary redemption of, or otherwise make any voluntary principal payments on, the Indebtedness arising under Indenture, dated as of March 28, 2005 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Smart Modular Technologies (WWH), Inc., the Guarantors party thereto and U.S. Bank National Association and (b) shall prohibit Parent and any of its Subsidiaries from voluntarily purchasing or otherwise acquiring any Indebtedness arising under the Indenture.

(f) Amendment to Section 7.17(a). Section 7.17(a) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(a) Adjusted Quick Ratio and First Amendment Adjusted Quick Ratio. (i) From and after the Closing Date through and including Borrowers’ fiscal quarter ending August 29, 2008, fail to cause Borrowers to maintain an Adjusted Quick Ratio equal to or greater than 1.00 to 1.00 as of the end of each fiscal quarter of Borrowers; and (ii) as of August 30, 2008 and thereafter, fail to cause Borrowers to maintain a First Amendment Adjusted Quick Ratio equal to or greater than 1.45 to 1.00 as of the end of each fiscal quarter of Borrowers;

(g) Amendment to Section 7.17(b). Section 7.17(b) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(b) Adjusted EBITDA and First Amendment Adjusted EBITDA. (i) From and after the Closing Date through and including Borrowers’ fiscal quarter ending August 29, 2008, fail to cause Borrowers to maintain Adjusted EBITDA of not less than $50,000,000 as of the end of each fiscal quarter of Borrowers, determined based upon Borrowers’ immediately preceding four fiscal quarters then ended; and (ii) as of August 30, 2008 and thereafter, fail to cause Borrowers to maintain First Amendment Adjusted EBITDA of not less than the amount for such fiscal quarter end set forth below, in each case, determined based upon Borrowers’ immediately preceding four fiscal quarters then ended:

Minimum First Amendment Adjusted
Fiscal Quarter Ending:	EBITDA:

November 28, 2008:	$45,000,000

February 27, 2009:	$35,000,000

May 29, 2009:	$30,000,000

August 28, 2009:	$35,000,000

November 27, 2009:	$37,500,000

February 26, 2010 and each fiscal quarter ending thereafter:	$42,500,000

(h) Amendment to Section 7.17(c). Section 7.17(c) of the Loan and Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its place therefor:

(c) Funded Debt/Adjusted EBITDA and Funded Debt/First Amendment Adjusted EBITDA. (i) From and after the Closing Date through and including Borrowers’ fiscal quarter ending August 28, 2008, fail to cause Borrowers to maintain Funded Debt to Adjusted EBITDA Ratio equal to or less than 2.25 to 1.00 as of the end of each fiscal quarters of Borrowers; and (ii) as of August 30, 2008 and thereafter, fail to cause Borrowers to maintain a Funded Debt to First Amendment Adjusted EBITDA Ratio equal to or less than the ratios set forth below as of the end of the specified fiscal quarter of Borrowers:

Fiscal Quarter Ending:	Funded Debt/First Amendment Adjusted EBITDA:

November 28, 2008:	2.50 to 1.00

February 27, 2009:	2.50 to 1.00

May 29, 2009:	3.00 to 1.00

August 28, 2009:	2.50 to 1.00

November 27, 2009:	2.25 to 1.00

February 26, 2010 and each fiscal quarter ending thereafter:	2.25 to 1.00

3. Amendment Fee. Borrowers shall pay to Bank a fully-earned and non-refundable amendment fee in the amount of One Hundred and Fifty Thousand Dollars ($150,000) (the “First Amendment Fee”) for the amendments provided by this Amendment.

4. Conditions to Effectiveness. The provisions of this Amendment shall become effective on the date (the “Effective Date”) that all of the following conditions precedent have been satisfied:

(a) Agent shall have received three original counterparts of this Amendment, duly executed and delivered by Borrowers, Agent and the Lenders;

(b) Agent shall have received an original legal opinion from Borrowers’ in-house counsel acceptable to Agent and the Lenders, in form and substance satisfactory to Agent, opining as to the due authorization, execution and delivery of this Amendment by the Borrowers;

(c) Each of the representations and warranties of Borrowers in Section 5 of this Amendment shall be true, correct and accurate as of the Effective Date;

(d) Agent shall have received from Borrowers payment in full in immediately available funds of the First Amendment Fee;

(e) The sum of (i) the aggregate principal amount of all outstanding and unpaid Advances plus (ii) the aggregate face amount of all outstanding L/Cs issued under the Credit Agreement is less than $35,000,000; and

(f) All legal matters incident to the execution and delivery of this Amendment shall be satisfactory to Agent and its counsel.

5. Representations, Warranties and Agreements. Each of the Borrowers hereby represents, warrants and agrees in favor of Agent and each Lender as follows:

(a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Loan and Security Agreement contemplated hereby);

(b) The execution, delivery and performance by Borrowers of this Amendment have been duly authorized by all necessary corporate and/or other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. Each of the Loan and Security Agreement and the other Loan Documents to which any Borrower or Guarantor is a party constitutes and continues to constitute the legally, valid and binding obligation of such Borrower or Guarantor, in each case enforceable against such Borrower or Guarantor, as applicable, in accordance with its terms;

(c) All of the representations and warranties of the Borrowers and the Guarantors contained in the Loan and Security Agreement and the other Loan Documents are true and correct on and as of the date hereof and will be true and correct on the Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date);

(d) Each of the Borrowers is entering into this Amendment on the basis of such Person’s own business judgment, without reliance upon Agent, the Lenders or any other Person; and

(e) Each of the Borrowers acknowledges and agrees that the execution and delivery by Agent and Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Agent, Lenders or any other Person to execute similar agreements under the same or similar circumstances in the future. Neither the Agent nor the Lenders has any obligation to Borrowers or any other Person to further amend provisions of the Loan and Security Agreement or the other Loan Documents. Other than as specifically contemplated hereby, all of the terms, covenants and provisions of the Loan and Security Agreement (and the other Loan Documents) are and shall remain in full force and effect.

6. Post-Effective Date Covenants. Borrowers hereby agree that they shall cause the following to be delivered to Agent not later than 60 days following the Effective Date (or such other time as may be agreed by Agent in its Permitted Discretion):

(a) reaffirmation by the Guarantors of the Guaranty Agreements (“Guarantors’ Reaffirmation”) listed on Schedule A hereto, with such Guarantors’ Reaffirmation substantially in the form attached hereto as Exhibit A and otherwise in and form and substance satisfactory to Agent;

(b) reaffirmation of the Intercompany Subordination Agreement by the parties thereto (“ISA Reaffirmation”), with such ISA Reaffirmation substantially in the form attached hereto as Exhibit B and otherwise in and form and substance satisfactory to Agent;

(c) reaffirmation of the security agreements and other documents listed on Schedule B hereto (“Security Documents”) by the parties thereto (“Security Document Reaffirmation”, and collectively with the Guarantors’ Reaffirmation and the ISA Reaffirmation, the “Reaffirmation Documents”), with such Security Document Reaffirmation substantially in the form attached hereto as Exhibit C and otherwise in form and substance satisfactory to Agent;

(d) legal opinions or other written confirmation in form and substance satisfactory to Agent relating to the due authorization, execution and delivery of, and the continuing enforceability of the Guaranty Agreements, the Intercompany Subordination Agreement and the Security Documents and the liens and security interests provided by the Security Documents and confirming that each of the foregoing remains unmodified by the terms and provisions of the Amendment; and

(e) a Guaranty Agreement duly authorized, executed and delivered by Smart Modular Technologies (DE), Inc., a Delaware corporation in form and substance reasonably satisfactory to Agent.

Each of the Borrowers acknowledges and agrees that the failure to provide any of the items listed in clauses (a) through (e) above within the timeframe specified above shall constitute an immediate Event of Default under Section 8.2(a) of the Loan and Security Agreement.

7. General Provisions.

(a) Upon the effectiveness of this Amendment, all references in the Loan and Security Agreement and in the other Loan Documents to the Loan and Security Agreement shall refer to the Loan and Security Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Loan and Security Agreement. This Amendment is a Loan Document. THIS AMENDMENT IS EXPRESSLY SUBJECT TO THE PROVISIONS OF SECTION 13 (CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER) AND SECTION 17.8 (JURISDICTION, SERVICE OF PROCESS AND VENUE) OF THE LOAN AND SECURITY AGREEMENT, WHICH PROVISIONS ARE INCORPORATED HEREIN AND MADE APPLICABLE HERETO BY THIS REFERENCE.

(b) This Amendment is made pursuant to Section 15.1 of the Loan and Security Agreement and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(e) Promptly upon the request by Agent or Required Lenders, Borrowers shall and shall cause each of their Subsidiaries, each of the Guarantors and Pledgors and any other Persons requested by Agent or Required Lenders to take such further acts (including the acknowledgement, execution, delivery, recordation, filing and registering of documents) as may reasonably be required from time to time to: (a) carry out more effectively the purposes of this Amendment, the Loan and Security Agreement or any other Loan Document; (b) subject to the Liens created by any of the Loan Documents any of the properties, rights or interests covered by any of the Loan Documents or any other properties, rights or interests constituting Collateral acquired by any of the Borrowers, any other Obligor or any other Person who has granted, or is otherwise required to grant, a security interest to Agent pursuant to the Loan Documents following the Closing Date; (c) perfect and maintain the validity, effectiveness and priority of the Liens created or intended to be created by any of the Loan Documents; and (d) better assure, convey, grant, assign, transfer, preserve, protect and confirm to Agent and Required Lenders the rights, remedies and privileges existing or granted or now or hereafter intended to be granted to such Persons under any Loan Document or other document executed in connection therewith.

(f) Borrowers shall promptly pay to Agent all attorneys’ fees and expenses incurred in connection with the preparation, negotiation and closing of this Amendment and the Borrowers’ compliance with the post Effective Date covenants set forth in this Amendment, including without limitation, Section 6 hereof.

(g) The appearing parties herein declare that all the terms and conditions of the Loan and Security Agreement continue to remain, as herein amended, in full force and effect and by these presents the appearing parties hereby ratify, reaffirm and confirm all the terms and conditions of the Loan and Security Agreement and further declare that it is their express intention that the transactions set forth in this Amendment shall in no way, manner or form be construed or be interpreted as an extinctive novation of any of the obligations and agreements set forth in the Loan and Security Agreement.

[Document continues with signature pages.]

In Witness Whereof, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed as of the date first written above.

Borrowers:

Smart Modular Technologies, Inc.,
a California corporation

By: Name: Title:	/s/ Iain MacKenzie Iain MacKenzie President & CEO

Smart Modular Technologies (Europe) Limited,
a company incorporated under the laws of England and Wales

By: Name: Title:	/s/ Iain MacKenzie Iain MacKenzie Director

By: Name: Title:	/s/ Ann Nguyen Ann Nguyen Secretary

EXECUTED AS A DEED BY:

Smart Modular Technologies (Puerto Rico) Inc.,
an exempted company organized under the laws of the Cayman Islands

By: /s/ Iain MacKenzie
Name:Iain MacKenzie
Title:	Director

IN THE PRESENCE OF:
Witness: Name:	/s/ Ann Nguyen Ann Nguyen

Agent:

Wells Fargo Bank, National Association,
a national banking association

By: Name: Title:	/s/ Karen Byler Karen Byler SVP

Lender:

Wells Fargo Bank, National Association,
a national banking association

By: Name: Title:	/s/ Karen Byler Karen Byler SVP

Schedule A

Guaranty Agreements

1.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association.

2.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association.

3.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (DH), Inc. in favor of Wells Fargo Bank, National Association.

4.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association.

5.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Foreign Holdings), Inc. in favor of Wells Fargo Bank, National Association.

6.	Amended and Restated Guaranty, dated April 30, 2007, executed by Modular Brasil Participações Ltda. and Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda. in favor of Wells Fargo Bank, National Association.

7.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies Sdn. Bhd. in favor of Wells Fargo Bank, National Association.

8.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies, Inc. in favor of Wells Fargo Bank, National Association.

9.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Europe) Limited in favor of Wells Fargo Bank, National Association.

10.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Puerto Rico) Inc. in favor of Wells Fargo Bank, National Association.

Schedule B

Security Documents

1.	Collateral Assignment of Patents (Security Agreement), dated as of April 16, 2004, as amended by the Amendment to Collateral Assignment of Patents (Security Agreement), dated as of March 28, 2005, and the Second Amendment to Collateral Assignment of Patents (Security Agreement), dated as of April 30, 2007, between Smart Modular Technologies, Inc. and Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc.

2.	Collateral Assignment of Trademarks (Security Agreement), dated as of April 16, 2004, as amended by the Amendment to Collateral Assignment of Trademarks (Security Agreement), dated as of March 28, 2005, and the Second Amendment to Collateral Assignment of Trademarks (Security Agreement), dated as of April 30, 2007, between Smart Modular Technologies, Inc. and Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc.

3.	Amended and Restated Stock Pledge Agreement, dated as of April 30, 2007, between Smart Modular Technologies (DH), Inc. and Wells Fargo Bank, National Association.

4.	Share Charge in respect of shares in Smart Modular Technologies (Puerto Rico) Inc., dated April 16, 2004, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

5.	Share Charge in respect of shares in Smart Modular Technologies (Global), Inc., dated March 28, 2005, granted by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

6.	Share Charge in respect of shares in Smart Modular Technologies (DH), Inc., dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

7.	Share Charge in respect of shares in Smart Modular Technologies (CI), Inc., dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

8.	Share Charge in respect of shares in Smart Modular Technologies (Foreign Holdings), Inc., dated March 28, 2005, granted by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

9.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (CI), Inc. to Wells Fargo Bank, National Association.

10.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (DH), Inc. to Wells Fargo Bank, National Association.

11.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Global), Inc. to Wells Fargo Bank, National Association.

12.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Foreign Holdings), Inc. to Wells Fargo Bank, National Association.

13.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Puerto Rico), Inc. to Wells Fargo Bank, National Association.

14.	Deed of Charge, dated April 16, 2004, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

15.	Deed of Charge, dated April 16, 2004, granted by Smart Modular Technologies (Puerto Rico) Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

16.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

17.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

18.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (DH), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

19.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

20.	Deed of Confirmation and Amendment to Security, dated April 2007, between Smart Modular Technologies (Europe) Limited, as Chargor, Smart Modular Technologies, Inc., as Parent, and Wells Fargo Bank, National Association, as Chargee.

21.	Stock Pledge Agreement as amended by First Amendment to the Stock Pledge Agreement, dated April 30, 2007, between Wells Fargo Bank, National Association, Wells Fargo Foothill, Inc., Modular (Foreign Holdings) Inc., Smart Modular Technologies (Puerto Rico) Inc., and Modular Brasil Participações Ltda.

22.	Stock Pledge Agreement as amended by First Amendment to the Stock Pledge Agreement, dated April 30, 2007, between Wells Fargo Bank, National Association, Wells Fargo Foothill, Inc., Smart Modular Technologies (Puerto Rico) Inc., Modular Brasil Participações Ltda., and Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda.

23.	Memorandum of Deposit and Charge Over Shares, dated April 16, 2004, as supplemented by the Supplemental Memorandum of Deposit and Charge Over Shares, dated March 28, 2005, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association as New Pledgee under the Novation Agreement, dated April 30, 2007.

EXHIBIT A

Guarantors’ Reaffirmation

This Guarantors’ Reaffirmation, dated as of [     ], 2008, is executed by each of the undersigned (each, a “Guarantor,” and, collectively, “Guarantors”) in favor of Agent (as defined hereinafter) and each of the Lenders (as defined hereinafter).

Each of the undersigned Guarantors acknowledges and agrees that such Guarantor has received, read and is familiar with, and consents to, all of the terms and conditions of that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of November [     ], 2008 (the “First Amendment”), among the lenders identified on the signature pages thereto (the “Lenders”), Wells Fargo Bank, National Association, a national banking association, as the arranger, administrative agent and security trustee for the Lenders (in such capacity, the “Agent”), Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company incorporated under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower and UK Borrower, each individually referred to herein as a “Borrower” and collectively, as the “Borrowers”). In light of the foregoing, each Guarantor confirms and agrees that all of the terms, provisions and obligations of its Amended and Restated Guaranty (as listed on Schedule A hereto), dated April 30, 2007, previously executed by such Guarantor in favor of Agent (as amended, modified and/or supplemented from time to time, a “Guaranty,” and, collectively, the “Guaranties”), are ratified and reaffirmed, and that such Guarantor’s Guaranty shall continue in full force and effect, without modification.

Although Agent has informed each of the Guarantors of the terms of the First Amendment, each Guarantor understands and agrees that Agent has no duty under any agreement with Borrowers or any of them (including, without limitation, under the First Amendment), under the Guaranties, or under any other agreement with any Guarantor to so notify any Guarantor or to seek this or any future acknowledgment, consent, or reaffirmation, and nothing contained herein is intended to, or shall create, such a duty as to any transactions occurring hereafter.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have each executed and delivered this Guarantors’ Reaffirmation as of the date set forth in the first paragraph hereof.

Smart Modular Technologies, Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (DH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Foreign Holdings) Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (WWH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (Global), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (CI), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Puerto Rico), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Europe) Limited

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Modular Brasil Participações Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Smart Modular Technologies Sdn. Bhd.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Schedule A

Guaranty Agreements

1.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association.

2.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association.

3.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (DH), Inc. in favor of Wells Fargo Bank, National Association.

4.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association.

5.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Foreign Holdings), Inc. in favor of Wells Fargo Bank, National Association.

6.	Amended and Restated Guaranty, dated April 30, 2007, executed by Modular Brasil Participações Ltda. and Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda. in favor of Wells Fargo Bank, National Association.

7.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies Sdn. Bhd. in favor of Wells Fargo Bank, National Association.

8.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies, Inc. in favor of Wells Fargo Bank, National Association.

9.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Europe) Limited in favor of Wells Fargo Bank, National Association.

10.	Amended and Restated Guaranty, dated April 30, 2007, executed by Smart Modular Technologies (Puerto Rico) Inc. in favor of Wells Fargo Bank, National Association.

EXHIBIT B

ISA Reaffirmation

This ISA Reaffirmation, dated as of [     ], 2008, is executed by each of the undersigned (each, an “Obligor,” and, collectively, “Obligors”) in favor of Agent (as defined hereinafter) and each of the Lenders (as defined hereinafter).

Each of the undersigned Obligors acknowledges and agrees that such Obligor has received, read and is familiar with, and consents to, all of the terms and conditions of that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of November [     ], 2008 (the “First Amendment”), among the lenders identified on the signature pages thereto (the “Lenders”), Wells Fargo Bank, National Association, a national banking association, as the arranger, administrative agent and security trustee for the Lenders (in such capacity, the “Agent”), Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company incorporated under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower and UK Borrower, each individually referred to herein as a “Borrower” and collectively, as the “Borrowers”). In light of the foregoing, each of the Obligors hereby confirms and agrees that all of the terms, provisions and obligations of that certain Amended and Restated Intercompany Subordination Agreement, dated as of March 28, 2005, previously executed by such Obligor in favor of Agent (as amended, modified and/or supplemented from time to time, the “Intercompany Subordination Agreement”), are ratified and reaffirmed, and that such Intercompany Subordination Agreement has and shall continue in full force and effect, without modification.

Although Agent has informed each of the Obligors of the terms of the First Amendment, each Obligor understands and agrees that Agent has no duty under any agreement with Borrowers or any of them (including, without limitation, under the First Amendment), under the Intercompany Subordination Agreement, or under any other agreement with any Obligor to so notify any Obligor or to seek this or any future acknowledgment, consent, or reaffirmation, and nothing contained herein is intended to, or shall create, such a duty as to any transactions occurring hereafter.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have each executed and delivered this ISA Reaffirmation as of the date set forth in the first paragraph hereof.

Smart Modular Technologies, Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (DH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Foreign Holdings) Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (WWH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (Global), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (CI), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Puerto Rico), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Europe) Limited

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Modular Brasil Participações Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Smart Modular Technologies Sdn. Bhd.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (DE), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

EXHIBIT C

Security Document Reaffirmation

This Security Document Reaffirmation, dated as of [     ], 2008, is executed by each of the undersigned (each, a “Pledgor,” and, collectively, “Pledgors”) in favor of Agent (as defined hereinafter) and each of the Lenders (as defined hereinafter).

Each of the undersigned Pledgors acknowledges and agrees that such Pledgor has received, read and is familiar with, and consents to, all of the terms and conditions of that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of November [     ], 2008 (the “First Amendment”), among the lenders identified on the signature pages thereto (the “Lenders”), Wells Fargo Bank, National Association, a national banking association, as the arranger, administrative agent and security trustee for the Lenders (in such capacity, the “Agent”), Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company incorporated under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower and UK Borrower, each individually referred to herein as a “Borrower” and collectively, as the “Borrowers”). In light of the foregoing, each Pledgor confirms and agrees that all of the terms, provisions and obligations of the documents to which it is a party (as listed on Schedule A attached hereto) (as amended, modified and/or supplemented from time to time, a “Security Document,” and, collectively, the “Security Documents”), are ratified and reaffirmed, and that all security interests, liens, charges and other interests evidenced by each of the Security Documents shall continue in full force and effect, without modification.

Although Agent has informed each of the Pledgors of the terms of the First Amendment, each Pledgor understands and agrees that Agent has no duty under any agreement with Borrowers or any of them (including, without limitation, under the First Amendment), under the Security Documents, or under any other agreement with any Pledgor to so notify any Pledgor or to seek this or any future acknowledgment, consent, or reaffirmation, and nothing contained herein is intended to, or shall create, such a duty as to any transactions occurring hereafter.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have each executed and delivered this Security Document Reaffirmation as of the date set forth in the first paragraph hereof.

Smart Modular Technologies, Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (DH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Foreign Holdings) Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (WWH), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: President & CEO

Smart Modular Technologies (Global), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

:

Smart Modular Technologies (CI), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Puerto Rico), Inc.

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Smart Modular Technologies (Europe) Limited

By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Its: Director

Modular Brasil Participações Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda.

By: /s/ Rogerio Nunes Duair Jacomini

Name: Rogerio Nunes Duair Jacomini

Its: General Manager — Brazil

Schedule A

Security Documents

1.	Collateral Assignment of Patents (Security Agreement), dated as of April 16, 2004, as amended by the Amendment to Collateral Assignment of Patents (Security Agreement), dated as of March 28, 2005, and the Second Amendment to Collateral Assignment of Patents (Security Agreement), dated as of April 30, 2007, between Smart Modular Technologies, Inc. and Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc.

2.	Collateral Assignment of Trademarks (Security Agreement), dated as of April 16, 2004, as amended by the Amendment to Collateral Assignment of Trademarks (Security Agreement), dated as of March 28, 2005, and the Second Amendment to Collateral Assignment of Trademarks (Security Agreement), dated as of April 30, 2007, between Smart Modular Technologies, Inc. and Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc.

3.	Amended and Restated Stock Pledge Agreement, dated as of April 30, 2007, between Smart Modular Technologies (DH), Inc. and Wells Fargo Bank, National Association.

4.	Share Charge in respect of shares in Smart Modular Technologies (Puerto Rico) Inc., dated April 16, 2004, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

5.	Share Charge in respect of shares in Smart Modular Technologies (Global), Inc., dated March 28, 2005, granted by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

6.	Share Charge in respect of shares in Smart Modular Technologies (DH), Inc., dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

7.	Share Charge in respect of shares in Smart Modular Technologies (CI), Inc., dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

8.	Share Charge in respect of shares in Smart Modular Technologies (Foreign Holdings), Inc., dated March 28, 2005, granted by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association, as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

9.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (CI), Inc. to Wells Fargo Bank, National Association.

10.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (DH), Inc. to Wells Fargo Bank, National Association.

11.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Global), Inc. to Wells Fargo Bank, National Association.

12.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Foreign Holdings), Inc. to Wells Fargo Bank, National Association.

13.	Letter of Undertaking, dated April 30, 2007, from Smart Modular Technologies (Puerto Rico), Inc. to Wells Fargo Bank, National Association.

14.	Deed of Charge, dated April 16, 2004, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

15.	Deed of Charge, dated April 16, 2004, granted by Smart Modular Technologies (Puerto Rico) Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

16.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (WWH), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

17.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (Global), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

18.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (DH), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

19.	Deed of Charge, dated March 28, 2005, granted by Smart Modular Technologies (CI), Inc. in favor of Wells Fargo Bank, National Association as Assignee of Wells Fargo Foothill, Inc. under the Deed of Assignment, Reaffirmation and Consent, dated April 30, 2007.

20.	Deed of Confirmation and Amendment to Security, dated April 2007, between Smart Modular Technologies (Europe) Limited, as Chargor, Smart Modular Technologies, Inc., as Parent, and Wells Fargo Bank, National Association, as Chargee.

21.	Stock Pledge Agreement as amended by First Amendment to the Stock Pledge Agreement, dated April 30, 2007, between Wells Fargo Bank, National Association, Wells Fargo Foothill, Inc., Modular (Foreign Holdings) Inc., Smart Modular Technologies (Puerto Rico) Inc., and Modular Brasil Participações Ltda.

22.	Stock Pledge Agreement as amended by First Amendment to the Stock Pledge Agreement, dated April 30, 2007, between Wells Fargo Bank, National Association, Wells Fargo Foothill, Inc., Smart Modular Technologies (Puerto Rico) Inc., Modular Brasil Participações Ltda., and Smart Modular Technologies Indústria de Componentes Eletrônicos Ltda.

23.	Memorandum of Deposit and Charge Over Shares, dated April 16, 2004, as supplemented by the Supplemental Memorandum of Deposit and Charge Over Shares, dated March 28, 2005, granted by Smart Modular Technologies (Foreign Holdings) Inc. in favor of Wells Fargo Bank, National Association as New Pledgee under the Novation Agreement, dated April 30, 2007.